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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 7, 2005



                          Eyetech Pharmaceuticals, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                   000-50516                 13-4104684
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     (State or Other               (Commission             (I.R.S. Employer
       Jurisdiction               File Number)           Identification No.)
    of Incorporation)


             3 Times Square, 12th Floor
                    New York, NY                                10036
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      (Address of Principal Executive Offices)                (Zip Code)



                                 (212) 824-3100
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              (Registrant's telephone number (including area code)


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         (Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02   Departure of Director

      On April 7, 2005, Mr. Marty Glick resigned as a member of the Board of Directors of Eyetech Pharmaceuticals, Inc. (the "Company").

Item 1.01   Entry into a Material Definitive Agreement.

      On April 7, 2005, Mr. Glick and the Company entered into a consulting agreement for the period from April 7, 2005 through October 6, 2006 pursuant to which Mr. Glick will consult on general matters and receive $5,000 per month, plus reimbursement of expenses.

Item 7.01.  Regulation FD Disclosure.

      On April 7, 2005, the Company issued the press release in connection with the above that is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

      (c)   Exhibits

      Exhibit No.    Description
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         99.1        Press release dated April 7, 2005 with respect to
                     resignation of Marty Glick as director

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 7, 2005             EYETECH PHARMACEUTICALS, INC.


                                 By:    /s/ Glenn P. Sblendorio
                                        -------------------------------
                                 Name:  Glenn P. Sblendorio
                                 Title: Chief Financial Officer

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                                  EXHIBIT INDEX


      Exhibit No.    Description
      -----------    -----------

         99.1 Press release dated April 7, 2005 with respect to resignation of Marty Glick as director